UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2012

USA Mobility, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32358	16-1694797
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia	22151
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 611-8488

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 16, 2012, USA Mobility, Inc. (the “Company”) held its 2012 Annual Meeting of Stockholders (the “Annual Meeting”). There were 22,141,680 shares of common stock eligible to vote, of which 18,615,334 shares were represented in person or by proxy at the Annual Meeting. The purpose of the Annual Meeting was to elect seven directors; to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2012; to approve, on an advisory basis, the compensation of the Company’s Named Executive Officers (“NEOs”); and to approve the USA Mobility, Inc. 2012 Equity Incentive Award Plan. No other business was transacted.

Nominees for election to the Board of Directors were approved by a plurality of the votes properly cast by holders of the common stock present in person or by proxy at the Annual Meeting, each share being entitled to one vote. Shares withheld from voting on the election of directors, including broker non-votes, had no effect on the outcome of the election of directors. Seven directors were elected to hold office until the next Annual Meeting and until their respective successors have been elected or appointed.

The results of the election of the directors; the ratification of the appointment of Grant Thornton LLP; the approval, on an advisory basis, the compensation of the Company’s NEOs; and the approval of USA Mobility, Inc. 2012 Equity Incentive Award Plan were as follows:

	Shares of Common Stock Voted
Election of Directors:	In Favor	Against	Withheld	Broker Non-Votes
Nicholas A. Gallopo	15,348,158	—	86,509	3,180,667
Christopher D. Heim	15,284,890	—	149,777	3,180,667
Vincent D. Kelly	15,285,407	—	149,260	3,180,667
Brian O’Reilly	15,017,347	—	417,320	3,180,667
Matthew Oristano	15,344,158	—	90,509	3,180,667
Samme L. Thompson	14,951,147	—	483,520	3,180,667
Royce Yudkoff	15,012,352	—	422,315	3,180,667

Ratification of Appointment of:	In Favor	Against	Abstained	Broker Non-Votes
Grant Thornton LLP	18,430,098	123,542	61,694	—

Advisory vote on the approval of:	In Favor	Against	Abstained	Broker Non-Votes
Executive compensation	14,695,138	566,076	173,453	3,180,667

Approval of the:	In Favor	Against	Abstained	Broker Non-Votes
USA Mobility, Inc. 2012 Equity Incentive Award Plan	13,894,669	1,366,011	173,987	3,180,667

Item 7.01 Regulation FD Disclosure.

On May 16, 2012, the Company hosted a meeting for financial analysts and other investors in Alexandria, Virginia. The full text of the Investor Meeting presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference.

The information in this Item 7.01 of this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(d) Exhibits:

Exhibit 99.1

Description of Exhibit – Investor Meeting presentation dated May 16, 2012 (furnished pursuant to Item 7.01; not “filed” for purposes of Section 18 of the Exchange Act).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

May 16, 2012	By:	/s/ Shawn E. Endsley
Name: Shawn E. Endsley
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	USA Mobility, Inc. Investor Meeting presentation dated May 16, 2012